Supplement dated October 19, 2018 to the following Prospectuses dated May 1, 2018:

•  Variable Adjustable Life

•  Variable Adjustable Life-SD

•  Variable Adjustable Life Horizon

•  Variable Adjustable Life Summit

•  Variable Adjustable Life Survivor

•  Accumulator Variable Universal Life

•  Minnesota Life Variable Universal Life Account
(ML VGUL and PwC VGUL)

•  Securian Life Variable Universal Life Account (SLIC VGUL)

•  MultiOption® Variable Annuity

•  MultiOption® Variable Annuity (UMOA)

•  MultiOption® Advisor Variable Annuity

•  MultiOption® Legend Variable Annuity

•  MultiOption® Extra Variable Annuity

•  MultiOption® Guide Variable Annuity

•  MultiOption® Advantage Variable Annuity

•  Variable Fund D Variable Annuity

•  MultiOption® Achiever

•  MultiOption® Classic

•  MultiOption® Select

•  Megannuity

This supplement should be read with the currently effective or last effective prospectus, along with any other applicable supplements, for the above listed variable life insurance and variable annuity products.

A meeting of the shareholders of the Securian Funds Trust ("SFT") Mortgage Securities Fund ("Mortgage Securities Fund") is scheduled for November 29, 2018, for the purpose of approving an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Mortgage Securities Fund to, and the assumption of all of the liabilities of the Mortgage Securities Fund by, the SFT Core Bond Fund ("Core Bond Fund") in exchange for shares of the Core Bond Fund and the distribution of such shares to the shareholders of the Mortgage Securities Fund in complete liquidation of the Mortgage Securities Fund (the "merger"). Effective on or about December 3, 2018, pending shareholder approval of the merger, the Mortgage Securities Fund will merge into the Core Bond Fund. All instructions for the Mortgage Securities Fund received after November 29, 2018, will be deemed

F92472 10-2018

instructions for the Core Bond Fund. This includes, but is not limited to, instructions for purchase payments, partial withdrawals, and transfers among Sub-Accounts (including outstanding instructions under any automatic or systematic transfer option).

After the merger, the Mortgage Securities Fund will no longer be an investment option for the products. The Sub-Account offered under your product that was previously investing in the Mortgage Securities Fund will invest in the Core Bond Fund and thereafter the policy or contract value will depend on the performance of the Core Bond Fund. All references in the product prospectuses to the Mortgage Securities Fund will be replaced, as applicable, with the Core Bond Fund, including the addition of the following:

Fund Name	Investment Adviser	Investment Objective
SFT Core Bond Fund	Securian Asset Management, Inc.	The Fund seeks as high a level of a long-term total rate of return as is consistent with prudent investment risk. The Fund also seeks preservation of capital as a secondary objective.

If you have policy or contract value allocated to the SFT Mortgage Securities Sub-Account on or before November 29, 2018, you will have the following rights with regard to your product as a result of the merger:

•  The right to transfer out of the SFT Mortgage Securities Sub-Account to any other Sub-Account regardless of any transfer restrictions, including a waiver of any timing and minimum dollar transfer restrictions, from now through November 29, 2018.

•  The right to transfer out of the SFT Core Bond Sub-Account to any other Sub-Account regardless of any transfer restrictions, including a waiver of any timing and minimum dollar transfer restrictions, for sixty (60) days after the date of the merger.

•  The waiver of any asset allocation investment requirements that may occur as a result of this merger. The waiver will apply until you make an allocation change, including any Sub-Account transfer, for your policy or contract.

The merger does not result in any change in the amount of your accumulated policy or contract value or in the dollar value of your investment in the separate account. In addition, the merger does not cause any fees or charges under your policy or contract to be greater, it does not alter your rights or our obligations under the policy or contract, and it does not result in any tax liability to you.

You received a copy of the Mortgage Securities Fund and Core Bond Fund prospectus upon purchase of your product. In addition, you receive annual updates to the Funds through yearly prospectus mailings. A copy of the Core Bond Fund prospectus may be obtained by telephone from Minnesota Life Insurance Company and Securian Life Insurance Company at (800) 995-3850 or by writing to Minnesota Life Insurance Company at 400 Robert Street North, St. Paul, Minnesota 55101-2098. Copies are also available at securianfunds.com/prospectus.

If you need additional information, please contact your registered representative.

Please retain this supplement for future reference.